UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 30, 2004

Pacific Security Companies, Inc.

(Exact name of registrant as specified in its charter)

Washington	0-6673	91-0669906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 N Post Street, Suite 325, Spokane, WA 99201

(Address of Principal Executive Office) (Zip Code)

(509) 444-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

Bankruptcy or Receivership

On October 21, 2004, the Company filed an action in the Superior Court of Spokane County, State of Washington seeking the appointment of a general receiver, Barry W. Davidson, to conduct an orderly liquidation of the Company, unless and until the Company can be recapitalized as necessary to meet ongoing obligations to creditors. The Board of Directors believes that it would be in the best interests of creditors, including debenture holders, to wind up the business of the Company under the supervision of the Superior Court of Spokane County, State of Washington.

Item 5.02 (b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Two directors, John F, Bury and Robert N. Codd, resigned from the Board of Directors on September 30, 2004, and October 1, 2004, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Pacific Security Companies, Inc.

Date: October 28, 2004	By:	/s/ Donald J. Migliuri
Donald J. Migliuri Secretary-Treasurer